UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Motorola Solutions, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! MOTOROLA SOLUTIONS, INC. 2024 Annual Meeting May 14, 2024 at 9:30 AM Central Time for holders as of March 15, 2024 Vote by May 13, 2024 at 11:59 PM Eastern Time MOTOROLA SOLUTIONS, INC. 500 WEST MONROE STREET CHICAGO, IL 60661 V34683-P05421 You invested in MOTOROLA SOLUTIONS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Virtual Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 14, 2024. Get informed before you vote We encourage you to access and view all of the important information contained in the proxy materials before voting. View the Notice, Proxy Statement and Annual Report online by visiting www.ProxyVote.com and entering the control number (located below) OR you can receive a free paper or e-mail copy of the proxy materials by requesting prior to April 30, 2024. If you would like to request a copy of the proxy materials, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. You will not receive a paper or e-mail copy of the proxy materials unless you request one. For complete information and to vote prior to the meeting, visit www.ProxyVote.com Control # Smartphone users Attend, Participate and Vote Point your camera here and Virtually at the Meeting* vote without entering a May 14, 2024 control number 9:30 AM Central Time Virtually at: www.virtualshareholdermeeting.com/MSI2024 Vote by Mail or Telephone by requesting a paper copy of the proxy materials, which will include a proxy card. The proxy card will contain instructions for voting by mail and telephone. *Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials at www.ProxyVote.com for any special requirements for meeting attendance. V1.1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT You cannot use this notice to vote these shares. This is only an overview of the proposals being presented at the upcoming virtual shareholder meeting. Please follow the instructions on the reverse side to vote on these important matters. Board Voting Items Recommends 1. Election of Eight Director Nominees for a One-Year Term 1a. Gregory Q. Brown For 1b. Nicole Anasenes For 1c. Kenneth D. Denman For 1d. Ayanna M. Howard For 1e. Clayton M. Jones For 1f. Judy C. Lewent For 1g. Gregory K. Mondre For 1h. Joseph M. Tucci For 2. Ratification of the Appointment of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public For Accounting Firm for 2024. 3. Advisory Approval of the Company’s Executive Compensation. For 4. Approval of an Amendment to the Company’s Restated Certificate of Incorporation to Provide for the Exculpation of For Certain Officers. NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V34684-P05421